                                                                  CONFORMED COPY

                                  SECOND AMENDMENT dated as of October 21,
                          1994, to the CREDIT AGREEMENT dated as of June 1, 1993 (as amended through the date hereof, the "Credit Agreement"), among ASI HOLDING CORPORATION, a Delaware corporation ("Holding"); AMERICAN STANDARD INC., a Delaware corporation ("ASI"); the Subsidiaries of ASI listed in Schedule I thereto (the "Subsidiary Borrowers" and, together with ASI, the "Borrowers"); the lenders thereunder (together with the lenders who have become a party to the Credit Agreement pursuant to this Second Amendment, the "Lenders"); CHEMICAL BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA, THE CHASE MANHATTAN BANK, N.A., DEUTSCHE BANK AG, THE LONG-TERM CREDIT BANK OF JAPAN, LTD., NEW YORK BRANCH, and NATIONSBANK OF NORTH CAROLINA, N.A., as Managing Agents (the "Managing Agents"); and BANQUE PARIBAS, CITIBANK, N.A., and COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE - NEW YORK BRANCH, as Co-Agents (the "Co-Agents" and, together with the Managing Agents and the Administrative Agent, the "Agents").


                 ASI, Holding and the Subsidiary Borrowers have requested that the Credit Agreement be amended as provided in Article II, and the Lenders, the Administrative Agent, the Managing Agents and the Co-Agents have agreed to the amendments so provided for upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:


ARTICLE I.  DEFINED TERMS

                 Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

                 The Credit Agreement is amended, effective as of the Effective Date (as defined in Article IV), set forth below:

                 SECTION 2.01. Amendments to Article I. Section 1.01 of the Credit Agreement is amended as follows:

                 (a) The definition of "Applicable Margin" is amended (i) by the redesignation of clauses (d) and (e) thereof as clauses (f) and (g), respectively; (ii) by the insertion of the following new clauses (d) and (e) immediately after clause (c):

                 "(d) with respect to each Tranche D Term Borrowing (or Loan) that is a LIBOR Borrowing (or Loan), 3.25% per annum, (e) with respect to each Tranche D Term Borrowing (or Loan) that is an ABR Borrowing (or Loan), 2.25% per annum,";

and (iii) by the insertion of "or D Term" immediately after "Tranche A" in the first proviso.

                 (b) The definition of "Commitments" is amended by the insertion of "Tranche D Term Loan Commitment," immediately after "Tranche C Term Loan Commitment,".

                 (c) The definition of "Credit Documents" is amended by the insertion immediately before the period of "or in paragraph (i) of Article IV of the Second Amendment dated as of October 21, 1994, to this Agreement".

                 (d) The definition of "Credit Facility" is amended by the redesignation of clauses (iv) and (v) as clauses (v) and (vi), respectively, and by the insertion immediately before such redesignated clause (v) of the following:

         "(iv) the Tranche D Term Loan Commitments and the Tranche D Term
         Loans;".

                 (e) The definition of "Equity Prepayment Percentage" is amended by the insertion of "and Section 2.11A" immediately after "Section 2.11(d)".

                 (f) The definition of "Excess Cash Flow" is amended by the insertion of "and Section 2.11A" immediately after "Section 2.11".

                 (g) The definition of "Excess Cash Prepayment Amount" is amended by the insertion of "and Section 2.11A (but only to the extent of any related reduction pursuant to Section 2.11(g) of a prepayment and commitment reduction under Section 2.11(a))" immediately after "Section 2.11(a)".

                 (h) The definition of "Fees" is amended by the insertion of "the Tranche D Commitment Fees," immediately after "the Commitment Fees,".

                 (i) The definition of "Information Memorandum" is amended by the insertion of "and the Confidential Information Memorandum dated October 1994" immediately after "the Confidential Information Memorandum dated April 1993".

                 (j) The definition of "Loan" is amended by the insertion of "a Tranche D Term Loan," immediately after "a Tranche C Term Loan,".

                 (k) The definition of "Maturity Date" is amended by the insertion of "the Tranche D Maturity Date," immediately after "the Tranche C Maturity Date,".

                 (l) The definition of "Notes" is amended by the insertion of "the Tranche D Notes," immediately after "the Tranche C Notes,".

                 (m) The definition of "Term Borrowings" is amended (i) by the deletion of "and" and the insertion in its place of a comma and (ii) by the insertion of "and Tranche D Term Borrowings" immediately before the period at the end thereof.

                 (n) The definition of "Term Loans" is amended (i) by the deletion of "and" and the insertion in its place of a comma and (ii) by the insertion of "and Tranche D Term Loans" immediately before the period at the end thereof.

                 (o) The following new definitions are added to Section 1.01 of the Credit Agreement in their proper alphabetical positions:

                 "Second Amendment Effective Date" shall mean the date on which the amendments provided for in the Second Amendment dated as of October 21, 1994, to this Credit Agreement shall have become effective in accordance with the terms of such Second Amendment.

                 "Second Amendment Execution Date" shall mean October 21, 1994.

                 "Tranche D Lender" shall mean a Lender with a Tranche D Term Loan Commitment and/or a Tranche D Term Loan.

                 "Tranche D Maturity Date" shall mean the last day of February in the year 2001.

                 "Tranche D Note" shall mean a promissory note evidencing Tranche D Term Loans, executed and delivered as provided in Section
         2.06 in substantially the form of Exhibit B-7.

                 "Tranche D Term Borrowing" shall mean a Borrowing comprised of Tranche D Term Loans.

                 "Tranche D Commitment Fee" shall have the meaning specified in
         Section 2.05(e).

                 "Tranche D Term Loan" shall mean any loan made by a Lender pursuant to its Tranche D Term Loan Commitment.

                 "Tranche D Term Loan Commitment" shall mean, with respect to any Lender, the commitment (if any) of such Lender to make a loan pursuant to clause (iv) of Section 2.01(a). Subject to Section 10.04, the amount of each Lender's Tranche D Term Loan Commitment is the amount set forth opposite such Lender's name in Schedule II under the caption "Tranche D Term Loan Commitment", as such amount may be permanently terminated pursuant to Section 2.10.

                 (p) The fifth sentence of Section 1.02 is amended (i) by the insertion of "or in any other Credit Document" immediately after "All references herein", and (ii) by the insertion of "(including this Agreement)" immediately after "any agreement or instrument". Each Credit Document is hereby amended to the extent necessary to give effect to such amendment to
Section 1.02.

                 SECTION 2.02. Amendments to Article II. Article II of the Credit Agreement is amended as follows:

                 (a) Paragraph (a) of Section 2.01 is amended (i) by the deletion of "and" immediately prior to clause (iii) of the first sentence thereof; (ii) by the addition of the following new clause immediately before the period at the end of such clause (iii):

         "and (iv) to make a loan to ASI on the Second Amendment Effective Date, in Dollars, in a principal amount not to exceed such Lender's Tranche D Term Loan Commitment";

and (iii) by the addition of ", and, in the case of Tranche D Term Loans, on the Second Amendment Effective Date" immediately after "Tranche B Funding Date" in the parenthetical in the second sentence thereof.

                 (b) Paragraph (b) of Section 2.02 is amended (i) by the deletion of "25" in clause (i) of the proviso to the third sentence thereof and the insertion of "30" in its place; (ii) by the deletion of "or" immediately before clause (iv) of the third sentence thereof and the insertion in its place of a comma; and (iii) by the insertion immediately before the period at the end of such clause (iv) of "or (v) more than four Tranche D Term Borrowings outstanding hereunder at any time".

                 (c) Section 2.03 is amended (i) by inserting "or the Second Amendment Effective Date" immediately after "Effective Date" in the proviso to the first sentence thereof; (ii) by inserting, immediately before the semicolon at the end of clause (ii) of the second sentence thereof, "or (in the case of the Second Amendment Effective Date) a Tranche D Term Borrowing"; and (iii) by inserting "or Tranche D Term Borrowing" after "or Tranche C Term Borrowing" in clause (vii) of such sentence.

                 (d)  Section 2.05 is amended by the redesignation of paragraph
(e) as paragraph (f) and the addition of the following new paragraph (e):

                 "(e) ASI agrees to pay to the Tranche D Lenders, through the Administrative Agent, on the earlier of the Second Amendment Effective Date and the date on which the Tranche D Term Loan Commitments shall be terminated as provided herein, a commitment fee (a "Tranche D Commitment Fee") of 0.50% per annum on the average daily unused amount of the aggregate Tranche D Term Loan Commitments during the period from and including the Second Amendment Execution Date to and excluding the date of such payment. All Tranche D Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days."

                 (e) Section 2.06 is amended by the insertion of the following new paragraph (c-1) immediately after paragraph (c) thereof:

                 "(c-1) The Tranche D Term Loans made by each Lender to ASI shall be evidenced by a single Tranche D Note duly executed on behalf of ASI, dated the Second Amendment Effective Date, in substantially the form attached hereto as Exhibit B-7 with the blanks appropriate filled, payable to the order of such Lender. The outstanding principal balance of the Tranche D Term Loans, as evidenced by the Tranche D Notes, shall be payable in 13 semiannual installments, payable on the last day of February and August of each year, commencing on February 28, 1995. Subject to paragraph (f) below, such installments shall be in the principal amount set forth below:

         February 1995                      $  5,000,000
         August 1995                           5,000,000
         February 1996                         5,000,000
         August 1996                           5,000,000
         February 1997                         5,000,000
         August 1997                           5,000,000
         February 1998                        12,500,000
         August 1998                          12,500,000
         February 1999                        42,500,000
         August 1999                          42,500,000
         February 2000                        42,500,000
         August 2000                          42,500,000
         February 2001                       100,000,000

         In any event, the final such installment shall be payable on the Tranche D Maturity Date in an amount equal to the remaining unpaid principal amount of the Tranche D Term Loans. All principal payments of Tranche D Term Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment."

                 (f) Paragraph (f) of Section 2.06 is amended by the insertion of "or 2.11A" immediately after "Section 2.11".

                 (g) Paragraph (a) of Section 2.10 is amended by the insertion of the following new sentence immediately after the second sentence thereof:

                 "The Tranche D Term Loan Commitments shall be automatically terminated at the Administrative Agent's close of business on the Second Amendment Effective Date."

                 (h) Paragraphs (d) and (e) of Section 2.11 are amended by the deletion of "Term Borrowings" in the first sentence of each such paragraph and the insertion in place thereof of "Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche C Term Borrowings".

                 (i) Section 2.11 is amended by the insertion at the end thereof of the following new paragraph (g):

                 "(g) Notwithstanding any other provision of this Section 2.11, so long as any Tranche D Term Borrowing shall remain outstanding, the aggregate amount of each prepayment of the Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche C Term Borrowings and reduction of the Periodic Access Revolving Credit Commitments that would otherwise occur or be required under paragraph
         (a), (d) or (e) of such Section (other than any prepayment of Tranche A Term Borrowings pursuant to clause (E) of the proviso in such paragraph (d)) shall be reduced (the amount of such reduction being called the "Reduction Amount") by a percentage (expressed as a decimal) computed by dividing (i) the aggregate outstanding principal amount of the Tranche D Term Borrowings by (ii) the sum of the aggregate outstanding principal amount of all the Term Borrowings and the aggregate amount of the Periodic Access Loan Commitments."

                 (j) The following new Section 2.11A is inserted immediately after Section 2.11:

                 "SECTION 2.11A. Prepayment of Tranche D Borrowings. On the date of each prepayment of Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche C Term Borrowings and reduction of the Periodic Access Loan Commitments to which paragraph (g) of Section 2.11 applies, ASI will prepay the Tranche D Term Borrowings in a principal amount equal to the Reduction Amount referred to in such paragraph
         (g). The provisions of paragraph (f) of Section 2.11 shall apply to any such prepayment of the Tranche D Term Borrowings to the same extent as if such prepayment had been made under Section 2.11."

                 SECTION 2.03. Amendments to Article III. Article III of the Credit Agreement is amended as follows:

                 (a) Paragraph (a) of Section 3.04 is amended by the insertion at the end thereof of the following new sentence:

                 "The proceeds of the Tranche D Term Loans made on the Second Amendment Effective Date will be applied to redeem all the 14-1/4% Subordinated Discount Debentures and 12-3/4% Junior Subordinated Debentures remaining outstanding (and any remaining balance of such proceeds will be used by ASI for general corporate purposes)."

                 (b) Section 3.05 is amended by the insertion immediately after "the 1993 Redemption" of the following:

         ", the redemption of the 14-1/4% Subordinated Discount Debentures and the 12-3/4% Junior Subordinated Debentures with the proceeds of the Tranche D Term Borrowings".

                 (c) Paragraph (b) of Section 3.08 is amended (i) by the insertion of "and December 31, 1993" immediately after "December 31, 1992" each place such date appears and (ii) by the deletion of "year" and the insertion in its place of "years" each place such word appears.

                 (d) Paragraph (c) of Section 3.08 is amended by the insertion of the following immediately before the period at the end of the first sentence thereof:

                 "(other than the redemption of the 14-1/4% Subordinated Discount Debentures and the 12-3/4% Junior Subordinated Debentures with the proceeds of the Tranche D Term Borrowings)".

                 SECTION 2.04. Amendments to Article VI. Article VI of the Credit Agreement is amended as follows:

                 (a) Clause (b) of the proviso in Section 6.05 is amended (i) by the insertion of "and Section 2.11A" immediately after "Section 2.11(e)" in clause (i) thereof, and (ii) by the deletion of "Sections 2.11(a) and 2.11(e)" in clause (ii) thereof and the insertion in its place of "Sections 2.11(a), 2.11(e) and 2.11A (but only to the extent of any related reduction pursuant to Section 2.11(g) of a prepayment and commitment reduction under Section 2.11(a) or (e))".

                 (b) Section 6.08 is amended (i) by the insertion of "or the fourth sentence" immediately after "first sentence" in subclause (i) of clause
(b) and (ii) by insertion of "and Section 2.11(A)" at the end of the parenthetical in subclause (ii) of clause (b) and immediately after "Section 2.11" in subclause (vi) of such clause (b).

                 (c)  The table in Section 6.12 is amended to read as follows:


           Date                                                  Ratio
           ----                                                  -----

  September 30, 1993                                           1.60:1.00

  December 31, 1993                                            1.60:1.00

  1994:     Last Day of First                                  1.70:1.00
               Fiscal Quarter of ASI
            Last Day of Second                                 1.70:1.00
               Fiscal Quarter of ASI
            Last Day of Third                                  1.50:1.00
               Fiscal Quarter of ASI0
            Last Day of Fourth                                 2.70:1.00
               Fiscal Quarter of ASI

  1995:     Last Day of First                                  2.60:1.00
               Fiscal Quarter of ASI
            Last Day of Second                                 2.40:1.00
               Fiscal Quarter of ASI
            Last Day of Third                                  2.20:1.00
               Fiscal Quarter of ASI
            Last Day of Fourth                                 2.00:1.00
               Fiscal Quarter of ASI

  1996:  Last Day of First                                     2.00:1.00
               Fiscal Quarter of ASI
            Last Day of Second                                 1.80:1.00
               Fiscal Quarter of ASI
            Last Day of Third                                  1.60:1.00
               Fiscal Quarter of ASI
            Last Day of Fourth                                 1.40:1.00
               Fiscal Quarter of ASI

  1997:  Last Day of First                                     1.40:1.00
               Fiscal Quarter of ASI
            Last Day of Second                                 1.20:1.00
               Fiscal Quarter of ASI
            Last Day of Third                                  1.00:1.00
               Fiscal Quarter of ASI
            Last Day of Fourth                                 0.80:1.00
               Fiscal Quarter of ASI

  1998:  Last Day of Each                                      0.70:1.00
               Fiscal Quarter of ASI

  1999:  Last Day of Each                                      0.60:1.00
               Fiscal Quarter of ASI

  2000:  Last Day of Each                                      0.60:1.00
               Fiscal Quarter of ASI

                 (d) Section 6.16 is amended by the insertion of "and Section 2.11A" immediately after "Section 2.11".

                 SECTION 2.05. Amendments to Schedules. The Schedules to the Credit Documents are amended as follows:

                 (a) Schedule II to the Credit Agreement is amended to read as set forth in Schedule II to this Second Amendment.

                 (b) Schedule 3.12(b) is amended to incorporate the addendum set forth in Schedule 3.12(b) to this Second Amendment. The Lenders acknowledge that all of the Mortgages relating to the Real Properties identified as a "Principal Property" on Schedule 3.12(b) shall be mortgaged to the collateral trustee under the Collateral Trust Agreement.

                 SECTION 2.06. Amendments to Exhibits. The Exhibits to the Credit Agreement are amended as follows:

                 (a) The Form of Tranche D Note attached to this Second Amendment as Exhibit B-7 is added as a new Exhibit B-7 to the Credit Agreement.


ARTICLE III.  REPRESENTATIONS AND WARRANTIES

                 Each of Holding, ASI and the other Borrowers hereby represents and warrants (but, in the case of representations and warranties relating to Credit Parties and their Subsidiaries, only as to itself and its Subsidiaries, it being understood that Holding and ASI make all representations and warranties as to all parties) to each Lender and the Administrative Agent that this Second Amendment (a) has been duly authorized, executed and delivered by Holding, ASI and each other Borrower or Credit Party and constitutes the legal, valid and binding obligation of each such person enforceable against it in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and by general principles of equity, and (b) will not conflict in any respect material to the rights or interests of the Lenders with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute (with notice or lapse of time or both) a default under, or result in a required prepayment of, or (other than as contemplated by the Security Documents) result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject (other than as disclosed to the Lenders prior to the date hereof under any of the foregoing relating to Indebtedness to be redeemed not more than 35 days after the Second Amendment Effective Date). Holding, ASI and each Borrower represents and acknowledges (a) that ASI is the only "affected Borrower" (within the meaning of Section 10.10(b) of the Credit Agreement) in respect of the amendments provided for herein, and (b) that the signatures hereto include each Subsidiary that is party to any

Guarantee Document or Security Document guaranteeing or securing the Obligations of ASI.


ARTICLE IV.  EFFECTIVENESS

                 The amendments provided for in Article II of this Second Amendment shall become effective upon the satisfaction, on or prior to November 15, 1994, of each of the following conditions precedent (the date on which such conditions are satisfied and this Second Amendment becomes effective being called the "Effective Date").

                 (a) This Second Amendment shall have been executed and delivered by the Required Lenders (determined without giving effect to the amendments effected hereby) and by each of the Tranche D Lenders.

                 (b) Each Tranche D Lender shall have received a duly executed Tranche D Note complying with the provisions of Section 2.06.

                 (c) The Administrative Agent shall have received, on behalf of the Lenders, legal opinions from each of Debevoise & Plimpton, counsel to the Credit Parties, Richard Kalaher, Esq., acting general counsel of ASI, and such other counsel as shall have been requested by the Administrative Agent, each such opinion to be dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders, as to such matters as the Administrative Agent may reasonably request, and the Borrowers hereby instruct each such counsel to deliver such opinions.

                 (d) All legal matters incidental to this Second Amendment shall be satisfactory to the Administrative Agent and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

                 (e) The Administrative Agent shall have received, on behalf of the Lenders, (i) a copy of the certificate of incorporation, including all amendments thereto, of ASI, certified as of a recent date by the Secretary of State of the state of its organization; (ii) a certificate as to the good standing of ASI as of a recent date from such Secretary of State; (iii) a certificate of the Secretary or Assistant Secretary of ASI dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of ASI as in effect on the

Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of ASI (and, if necessary, resolutions duly adopted by the shareholders of ASI) authorizing the execution, delivery and performance of this Second Amendment and the Tranche D Term Borrowings and all related documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of ASI has not been amended since the date of the last amendment thereto shown on the certificate furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any document delivered in connection herewith on behalf of ASI; (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iii) above; and (v) such other documents as the Administrative Agent or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

                 (f) The Administrative Agent shall have received, on behalf of the Lenders, an Officer's Certificate of ASI, dated the Second Amendment Effective Date, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement insofar as such conditions precedent relate to ASI and its Subsidiaries.

                 (g) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by ASI hereunder or under any other Credit Document (to the extent invoices and statements therefor have been received by ASI).

                 (h) The Security Documents and the Guarantee Documents shall have been amended to such extent and in such manner (if any) as the Administrative Agent or the Collateral Agent or Cravath, Swaine & Moore, counsel for the Collateral Agent, shall have requested as necessary or advisable to extend the benefits of the Security Documents and the Guarantee Documents to the Tranche D Lenders (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to execute, deliver and file or cause to be filed all such agreements, instruments and other documents as it shall deem necessary or advisable to effect such amendment).

                 (i) ASI shall have made arrangements satisfactory to the Administrative Agent for the redemption of the 14-1/4% Subordinated Discount Debentures and the 12-3/4% Junior Subordinated Debentures. Without limiting the foregoing, (i) notices of the redemption of all the 14-1/4% Subordinated Discount Debentures and 12-3/4% Junior Subordinated Debentures, such redemption to be effective on a date (the "Redemption Date") not more than 35 days after the Second Amendment Effective Date, shall have been duly mailed to the holders of such Debentures pursuant to each of the Indentures under which such Debentures were issued or arrangements therefor satisfactory to the Administrative Agent shall have been made; (ii) arrangements satisfactory to the Administrative Agent shall have been made for the deposit of proceeds of the Loans to be made hereunder in an amount equal to the principal and prepayment premium (if any) of the 14-1/4% Subordinated Discount Debentures and the 12-3/4% Junior Subordinated Debentures on the Second Amendment Effective Date pursuant to an escrow agreement in substantially the form of Exhibit X to the Credit Agreement (with such modifications as ASI and the Administrative Agent shall agree to be appropriate); and (iii) no event or circumstance shall exist that in the judgment of the Administrative Agent or the Lenders could prevent the effective redemption of the 14-1/4% Subordinated Discount Debentures or the 12-3/4% Junior Subordinated Debentures on the Redemption Date as contemplated above.

                 (j) ASI shall have taken all actions, if any, necessary to designate its liabilities in respect of the Tranche D Term Borrowings as senior indebtedness for purposes of the subordination provisions of its subordinated indebtedness and the Tranche D Term Borrowings shall constitute senior indebtedness for such purposes.


ARTICLE V.  MISCELLANEOUS

                 SECTION 5.01. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 5.02. Expenses. ASI shall pay all reasonable out-of-pocket expenses incurred by the Admin-istrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment, including, but not limited to, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent. The agreement set forth in this Section
5.02 shall survive the termination of this Second Amendment and the Credit Agreement.

          SECTION 5.03. Severability. In the event any one or more of the provisions contained in this Second Amendment shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to release the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 5.04. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

          SECTION 5.05. Credit Agreement, The amendments provided for herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each financial institution which is executing this Second Amendment as a Lender and which is not already a Lender under the Credit Agreement shall, upon the Effective Date, become a Lender under the Credit Agreement to the same extent as if it were a signatory thereto. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.
As used in the Credit Agreement, the terms "Credit Agreement", "Agreement", "herein", "hereinafter", "hereunder" "hereto" and words of similar import shall mean, on and after the Second Amendment Effective Date, the Credit Agreement as amended by this Second Amendment.

                 IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                 AMERICAN STANDARD INC.,

                                   by
                                        /s/ Fred A. Allardyce
                                        ---------------------------
                                        Name:  Fred A. Allardyce
                                        Title: Vice President


                                 ASI HOLDING CORPORATION,

                                   by
                                        /s/ Fred A. Allardyce
                                        ---------------------------
                                        Name:  Fred A. Allardyce
                                        Title: Vice President


                                 BORROWERS:


                                 AMERICAN STANDARD INC.,

                                   by
                                        /s/ Fred A. Allardyce
                                        ---------------------------
                                        Name:  Fred A. Allardyce
                                        Title: Vice President


                                 AMERICAN STANDARD CREDIT INC.,

                                   by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                 WABCO STANDARD GMBH,

                                   by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title:

                                 AMERICAN STANDARD (UK) LTD.,

                                    by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title:


                                  STANDARD EUROPE, a European
                                  Economic Interest Grouping,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title:


                                  WABCO STANDARD TRANE INC.,

                                    by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title:


                                   WABCO STANDARD TRANE B.V.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title:


                                   ADMINISTRATIVE AGENT:

                                   CHEMICAL BANK, individually
                                     and as the Administrative
                                     Agent and as Collateral
                                     Agent,

                                     by
                                        /s/ Robert K. Gaynor
                                        ---------------------------
                                        Name:  Robert K. Gaynor
                                        Title: Vice President

                                   MANAGING AGENTS:

                                   THE BANK OF NOVA SCOTIA,

                                      by
                                        /s/ J. Alan Edwards
                                        Name:  J. Alan Edwards
                                        ---------------------------
                                        Title: Authorized Signatory


                                   BANKERS TRUST COMPANY,

                                     by
                                        /s/ Mary Kay Coyle
                                        ---------------------------
                                        Name:  Mary Kay Coyle
                                        Title: Vice President


                                   THE CHASE MANHATTAN BANK,
                                   N.A.,

                                     by
                                        /s/ Richard Bonomo
                                        ---------------------------
                                        Name:  Richard Bonomo
                                        Title: Vice President


                                   DEUTSCHE BANK AG, NEW YORK
                                   AND/OR CAYMAN ISLAND BRANCH,

                                     by
                                        /s/ Christopher S. Hall
                                        ---------------------------
                                        Name:  Christopher S. Hall
                                        Title: Vice President

                                     by
                                        /s/ Robert A. Maddux
                                        ---------------------------
                                        Name:  Robert A. Maddux
                                        Title: Director


                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD., NEW YORK BRANCH,

                                     by
                                        /s/ Rene LeBlanc
                                        Name:  Rene LeBlanc
                                        ---------------------------
                                        Title: Deputy General Manager

                                   NATIONSBANK OF NORTH CAROLINA,
                                     N.A.,

                                      by
                                        /s/ Christopher C. Browder
                                        ---------------------------
                                        Name:  Christopher C. Browder
                                        Title: Vice President


                                   CO-AGENTS:

                                   BANQUE PARIBAS,

                                     by
                                        /s/ David C. Buseck
                                        ---------------------------
                                        Name:  David C. Buseck
                                        Title: Vice President

                                     by
                                        /s/ M. S. Alexander
                                        ---------------------------
                                        Name:  M. S. Alexander
                                        Title: Managing Director


                                   CITIBANK, N.A.,

                                     by
                                        /s/ Prakash Chonkar
                                        ---------------------------
                                        Name:  Prankash Chonkar
                                        Title: Vice President


                                   COMPAGNIE FINANCIERE DE CIC ET
                                   DE L'UNION EUROPEENNE - NEW YORK BRANCH,

                                      by
                                        /s/ Sean Mounier
                                        ---------------------------
                                        Name:  Sean Mounier
                                        Title: Vice President


                                      by
                                        /s/ Marcus Edward
                                        ---------------------------
                                        Name:  Marcus Edward
                                        Title: Vice President

                                    LENDERS:

                                    BANCA COMMERCIALE ITALIANA,
                                    NEW YORK BRANCH,

                                      by
                                        /s/ Charles Dougherty
                                        ---------------------------
                                        Name:  Charles Dougherty
                                        Title: Vice President

                                      by
                                        /s/ Sara Kim
                                        ---------------------------
                                        Name:  Sara Kim
                                        Title: Assistant Vice
                                               President


                                    BANK OF AMERICA, NATIONAL
                                      TRUST AND SAVINGS
                                      ASSOCIATION,

                                      by
                                        /s/ L. Dustin Vincent, III
                                        -----------------------------
                                        Name:  L. Dustin Vincent, III
                                        Title: Vice President


                                    THE BANK OF NEW YORK,

                                      by
                                        /s/ Gianni W. Sellers
                                        ---------------------------
                                        Name:  Gianni W. Sellers
                                        Title: Vice President


                                    BANQUE INDOSUEZ,

                                      by
                                        /s/ John L. Sabre
                                        ---------------------------
                                        Name:  John L. Sabre
                                        Title: First Vice
                                        President

                                        /s/ Gwendy Feldman
                                        ---------------------------
                                        Name:  Gwendy Feldman
                                        Title: First Vice
                                        President

                                    RESTRUCTURED OBLIGATIONS BACKED BY
                                    SENIOR ASSETS, B.V.,

                                    by CHANCELLOR SENIOR SECURED
                                    MANAGEMENT, INC., as Portfolio
                                    Advisor,

                                      by
                                        /s/ Christopher A. Bondy
                                        ---------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Vice President


                                    CREDITO ITALIANO - NEW YORK BRANCH,

                                      by
                                        ---------------------------
                                        Name:
                                        Title:


                                      by
                                        ---------------------------
                                        Name:
                                        Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                      by
                                        /s/ Frederick Haddad
                                        ---------------------------
                                        Name:  Frederick Haddad
                                        Title: Senior Vice President


                                    CREDIT SUISSE,

                                      by
                                        /s/ Andrea Shkane
                                        ---------------------------
                                        Name:  Andrea Shkane
                                        Title: Associate

                                        /s/ Jay Chall
                                        ---------------------------
                                        Name:  Jay Chall
                                        Title: Member of Senior
                                               Managment

                                    CRESCENT CAPITAL CORP.,
                                      as Portfolio Manager
                                      and as Attorney-in-Fact
                                      for Crescent/Mach I, L.P.,

                                      by
                                        /s/ Mark L. Gold
                                        ---------------------------
                                        Name:  Mark L. Gold
                                        Title: Managing Director


                                    PRIME INCOME TRUST,

                                      by
                                         /s/ Rafael Scolari
                                         ---------------------------
                                         Name:  Rafael Scolari
                                         Title: Investment Manager


                                    DRESDNER BANK, AG,

                                      by
                                         ---------------------------
                                         Name:
                                         Title:


                                      by
                                         ---------------------------
                                         Name:
                                         Title:


                                    EATON VANCE PRIME RATE
                                    RESERVES,

                                      by
                                        /s/ Barbara Campbell
                                        ---------------------------
                                        Name:  Barbara Campbell
                                        Title: Assistant Treasurer


                                    THE FUJI BANK, LIMITED,

                                      by
                                        ---------------------------
                                        Name:
                                        Title:

                                    HELLER FINANCIAL,

                                      by
                                        /s/ James Young
                                        ---------------------------
                                        Name:  James Young
                                        Title: Vice President


                                    THE HOKKAIDO TAKUSHOKU BANK,
                                    LTD. - NEW YORK BRANCH,

                                      by
                                         /s/ Hitoshi Sato
                                         --------------------------
                                         Name:  Hitoshi Sato
                                         Title: Senior Vice President


                                    KEYPORT LIFE INSURANCE COMPANY,

                                    by CHANCELLOR SENIOR SECURED
                                    MANAGEMENT, as Portfolio Advisor,

                                      by
                                         /s/ Chrisopher A. Bondy
                                         ---------------------------
                                         Name:  Christopher A. Bondy
                                         Title: Vice President


                                    LEHMAN COMMERCIAL PAPER, INC.,

                                      by
                                        ---------------------------
                                         Name:
                                         Title:


                                    THE MITSUBISHI TRUST AND BANKING
                                    CORP.,

                                      by
                                        /s/ Masataka Ushio
                                        ---------------------------
                                        Name:  Masataka Ushio
                                        Title: Senior Vice President

                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.,
                                      by
                                        /s/ John R. Lennon
                                        ---------------------------
                                        Name:  John R. Lennon
                                        Title: Authorized Signatory


                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK,
                                      by
                                        /s/ Eugene O'Neill
                                        ---------------------------
                                        Name:  Eugene O'Neill
                                        Title: Vice President


                                    ORIX USA CORPORATION,

                                      by
                                        ---------------------------
                                        Name:
                                        Title:


                                    PEARL STREET L.P.,

                                      by
                                        /s/ John Urban
                                        ---------------------------
                                        Name:  John Urban
                                        Title: Authorized Signatory


                                    PILGRIM PRIME RATE TRUST,

                                      by
                                        /s/ Michael D. Hatley
                                        ---------------------------
                                        Name:  Michael D. Hatley
                                        Title: Assistant Portfolio
                                               Manager

                                    PROSPECT STREET SENIOR
                                      PORTFOLIO, L.P.,

                                      by PROSPECT STREET SENIOR
                                         LOAN CORP., Managing
                                           General Partner,

                                      by
                                        /s/ Dana E. Erikson
                                        ---------------------------
                                        Name:  Dana E. Erikson
                                        Title: Vice President


                                    PROTECTIVE LIFE INSURANCE
                                    COMPANY, INC.,

                                      by
                                        /s/ Mark K. Okada
                                        ---------------------------
                                        Name:  Mark K. Okada
                                        Title: Principal


                                    THE SAKURA BANK, LTD.,

                                      by
                                        /s/ Hiroshi Shimazaki
                                        ---------------------------
                                        Name:  Hiroshi Shimazaki
                                        Title: Senior Vice President
                                               and Manager


                                    SENIOR HIGH INCOME PORTFOLIO, INC.,

                                      by
                                        /s/ John R. Lennon
                                        ---------------------------
                                        Name:  John R. Lennon
                                        Title: Authorized Signatory


                                    SOCIETE GENERALE,

                                      by
                                        ---------------------------
                                        Name:
                                        Title:

                                    STICHTING RESTRUCTURED
                                    OBLIGATIONS BACKED BY SENIOR
                                    ASSETS 2 (ROSA 2),

                                    by CHANCELLOR SENIOR SECURED
                                    MANAGEMENT, INC., as Portfolio
                                    Advisor,

                                      by
                                        /s/ Christopher A. Bondy
                                        ---------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Vice President


                                    MERRILL LYNCH PRIME RATE
                                    PORTFOLIO,

                                    by MERRILL LYNCH ASSET
                                    MANAGEMENT, L.P., as
                                    Investment Advisor,

                                      by
                                        /s/ John R. Lennon
                                        ---------------------------
                                        Name:  John R. Lennon
                                        Title: Authorized Signatory


                                    SENIOR HIGH INCOME PORTFOLIO
                                    II, INC.,

                                      by
                                        /s/ John R. Lennon
                                        ---------------------------
                                        Name:  John R. Lennon
                                        Title: Authorized Signatory


                                    THE SUMITOMO BANK, LIMITED,
                                    NEW YORK BRANCH,

                                      by
                                        ---------------------------
                                         Name:
                                         Title:

                                    THE SUMITOMO TRUST & BANKING CO.,
                                    LTD. - NEW YORK BRANCH,

                                      by
                                        /s/ Suraj P. Bhatia
                                        ---------------------------
                                        Name:  Suraj P. Bhatia
                                        Title: Senior Vice President
                                               Manager, Corporate
                                               Finance II Department


                                    UNITED STATES NATIONAL BANK OF OREGON,

                                      by
                                        /s/ Chris J. Karlin
                                        ---------------------------
                                        Name:  Chris J. Karlin
                                        Title: Vice President


                                    VAN KAMPEN MERRITT PRIME RATE
                                    INCOME TRUST,

                                      by
                                        /s/ Jeffrey W. Maillet
                                        ---------------------------
                                        Name:  Jeffrey W. Maillet
                                        Title: Vice President and
                                               Portfolio Manager


                                    THE TRAVELERS INSURANCE
                                    COMPANY,

                                      by
                                        /s/ Allen R. Cantrell
                                        ---------------------------
                                        Name:  Allen R. Cantrell
                                        Title: Investment Officer


                                    FALCON 94, LIMITED,

                                      by
                                        /s/ John C. R. Collis
                                        ---------------------------
                                        Name:  John C. R. Collis
                                        Title: Director

                                    THE LONG-TERM CREDIT BANK OF
                                    JAPAN (DEUTSCHLAND) AG,

                                      by
                                        /s/ D. Schroeter
                                        ---------------------------
                                        Name:  D. Schroeter
                                        Title: Member of the
                                        Board of Managing
                                        Directors

                                      by
                                        /s/ Dr. P. Rudolph
                                        ---------------------------
                                        Name:  Dr. P. Rudolph
                                        Title: Vice President


                                   THE NORTHWESTERN MUTUAL LIFE
                                   INSURANCE COMPANY,

                                     by
                                        /s/ A. Kipp Koester
                                        ---------------------------
                                        Name:  A. Kipp Koester
                                        Title: Vice President


                                   STRATA FUNDING LTD.,

                                   by CHANCELLOR SENIOR SECURED
                                   MANAGEMENT, INC., as Financial
                                   Manager,

                                     by
                                        /s/ Christopher A. Bondy
                                        ---------------------------
                                        Name:  Christopher A. Bondy
                                        Title: Vice President

                                   The undersigned Credit Parties
                                   hereby agree to Section 2.01(p) above insofar as it affects the respective
                                   Credit Documents to which they
                                   are party.


                                   A.L. RAND INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   AMERICAN RADIATOR & STANDARD
                                   SANITARY CORPORATION,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   AMERICAN STANDARD CREDIT INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   AMERICAN STANDARD
                                   INTERNATIONAL INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President

                                   AMERICAN STANDARD TRANE, LTD.,
                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   AMSTAN CORPORATION,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   AMSTAN INTERNATIONAL LTD.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   AMSTAN TRUCKING INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   A-S ENERGY, INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   CAG INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President

                                   CARDWELL WESTINGHOUSE COMPANY,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   COMPROMISE HOLDINGS, CORP.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   CURTIS ALCORN CORP.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   DFM CORPORATION,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   DOMINO DOPANT INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   FLUID POWER INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President

                                   FWJ INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   IDEAL-STANDARD INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   IT HOLDINGS INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   IAS INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President


                                   IVES REP, INC.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frderick W. Jaqua
                                        Title: Vice President


                                   LOCUS COERULEUS, CORP.,

                                     by
                                        /s/ Frederick W. Jaqua
                                        ---------------------------
                                        Name:  Frederick W. Jaqua
                                        Title: Vice President

                                   M.C. CAPSULE INC.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   MCDERMOTT SIZING CORP.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   MONGRUE & SONS, INC.

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   MWM CORPORATION,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   NETHER HOLDINGS INC.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   REEFCO INC.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President

                                   PAMMEL CREEK CORP.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   S.S. FROSCA & CO.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   SAU CORP.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   STANDARD COMPRESSORS INC.,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   STANDARD SANITARY
                                   MANUFACTURING COMPANY,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President


                                   THE HERMANN SAFE COMPANY,

                                     by
                                        /s/ Israel A. Stein
                                        ---------------------------
                                        Name:  Israel A. Stein
                                        Title: Vice President

                                   THE TRANE COMPANY (DEL.),

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   THE TRANE COMPANY (NEVADA),

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   TRANE EXPORT, INC.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   TRANE HELLAS, INC.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   TOENSING CHART SUPPLY, INC.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   TWITTY & CO.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President

                                   U.S. RAILWAY INC.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   UNIVERSAL RAILWAY DEVICES
                                   COMPANY,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   WABCO AUTOMOTIVE CONTROL
                                   SYSTEMS INC.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: Vice President


                                   WABCO COMPANY,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   WABCO STANDARD EXPORT LTD.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: Vice President

                                   WABCO WESTINGHOUSE CIS
                                   HOLDINGS INC.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President

                                   WESTINGHOUSE AIR BRAKE
                                   INTERNATIONAL CORPORATION,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   WORLD STANDARD LTD.,

                                     by
                                        /s/ Richard A. Kalaher
                                        ---------------------------
                                        Name:  Richard A. Kalaher
                                        Title: President


                                   ASI HOLDING CORPORATION,

                                     by
                                        /s/ Fred A. Allardyce
                                        ---------------------------
                                        Name:  Fred A. Allardyce
                                        Title: Vice President

                                                                     EXHIBIT B-7
                              FORM OF TRANCHE D NOTE


                                                              New York, New York
                                                                October 21, 1994


                 FOR VALUE RECEIVED, the undersigned, AMERICAN STANDARD INC., a Delaware corporation (the "Borrower"), hereby promises to pay to [the order of] [NAME OF LENDER] [or registered assigns] (the "Lender"), at the office of Chemical Bank (the "Administrative Agent"), at 270 Park Avenue, New York, New York 10017 or such other place as the Administrative Agent shall have specified, on the Tranche D Maturity Date (as defined in the Credit Agreement referred to below), the aggregate unpaid principal amount of all Tranche D Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement, in Dollars, in same day funds, and to pay interest from the date hereof on such principal amount from time to time outstanding, in like funds, at said office, at a rate or rates per annum and payable on such dates as determined pursuant to the Credit Agreement. This Note is one of the Tranche D Notes referred to in the Credit Agreement dated as of June 1, 1993, as amended (as so amended and as amended, modified, extended or restated from time to time after the date hereof, the "Credit Agreement"), among ASI Holding Corporation, American Standard Inc., certain subsidiaries of American Standard Inc., the Lenders, Managers and Co-Agents named therein, and Chemical Bank, as Administrative Agent and Arranger. This Note is entitled to the benefits under the Credit Agreement and is secured as provided therein. Capitalized terms used in this Note and not defined herein are used as defined in the Credit Agreement.

                 The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

                 The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                 All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

                 The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.
THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK OF THE UNITED STATES OF AMERICA.


                                                   AMERICAN STANDARD INC.,

                                                     by
                                                       ------------------------
                                                       Title:

                                                                  SCHEDULE II
                                                                    TO THE
                                                                CREDIT AGREEMENT

                            Lenders and Commitments

                                               TRANCHE A            TRANCHE B            TRANCHE C            TRANCHE D
                                               TERM LOAN            TERM LOAN            TERM LOAN            TERM LOAN
                 LENDER                       COMMITMENT           COMMITMENT            COMMITMENT           COMMITMENT
 1.    Chemical Bank                                  $0.00         $1,129,321.15        $8,217,915.54       $20,000,000.00

 2.    The Bank of Nova Scotia                         0.00         10,811,588.25         3,130,008.44                 0.00

 3.    Bankers Trust Company                           0.00         10,811,588.25         3,130,008.44                 0.00

 4.    Banque Paribas                                  0.00                  0.00                 0.00        20,000,000.00

 5.    The Chase Manhattan Bank, N.A.                  0.00         10,811,588.25                 0.00        12,500,000.00

 6.    Citibank, N.A.                                  0.00          7,290,763.85                 0.00        20,000,000.00

 7.    Deutsche Bank AG                                0.00                  0.00                 0.00                 0.00

 8.    The Long-Term Credit Bank of
       Japan, Ltd., New York Branch                    0.00          6,498,578.36         3,130,008.44        12,500,000.00

 9.    NationsBank of North Carolina,
       N.A.                                            0.00         10,811,588.25                 0.00        20,000,000.00

10.    Compagnie Financiere de CIC
       et de L'Union Europeene-
       New York Branch                                 0.00          9,009,655.85         2,608,343.38        20,000,000.00

11.    Merrill Lynch Prime Fund, Inc.         24,694,259.73                  0.00                 0.00        35,000,000.00

12.    Merrill Lynch Prime Rate
       Portfolio                              14,877,703.89                  0.00                 0.00                 0.00

13.    Senior High Income Portfolio,
       Inc.                                    9,877,703.89                  0.00                 0.00                 0.00

14.    Senior High Income Portfolio,
       Inc. II                                 9,877,703.89                  0.00                 0.00                 0.00

15.    Bank of America, National Trust
       and Savings Association                         0.00                  0.00                 0.00                 0.00

16.    Prime Income Trust                              0.00                  0.00                 0.00        10,000,000.00

17.    Heller Financial                       19,755,407.78                  0.00                 0.00        15,000,000.00

                                                 PERIODIC             REVOLVING
                                                ACCESS LOAN            CREDIT
                 LENDER                         COMMITMENT           COMMITMENT
 1.    Chemical Bank                              $316,492.02        $9,125,986.78

 2.    The Bank of Nova Scotia                  12,789,771.58        18,793,986.78

 3.    Bankers Trust Company                     8,472,097.88         9,125,986.78

 4.    Banque Paribas                            7,789,771.58        13,793,986.78

 5.    The Chase Manhattan Bank, N.A.           12,789,771.58        18,793,986.78

 6.    Citibank, N.A.                           12,789,771.58        18,793,986.78

 7.    Deutsche Bank AG                          8,740,294.18        12,843,464.18

 8.    The Long-Term Credit Bank of
       Japan, Ltd., New York Branch             12,789,771.58        18,793,986.78

 9.    NationsBank of North Carolina,
       N.A.                                     12,789,771.58        18,793,986.78

10.    Compagnie Financiere de CIC
       et de L'Union Europeene-
       New York Branch                          10,658,142.61        15,661,655.33

11.    Merrill Lynch Prime Fund, Inc.                    0.00                 0.00

12.    Merrill Lynch Prime Rate
       Portfolio                                         0.00                 0.00

13.    Senior High Income Portfolio,
       Inc.                                              0.00                 0.00

14.    Senior High Income Portfolio,
       Inc. II                                           0.00                 0.00

15.    Bank of America, National Trust
       and Savings Association                  10,628,119.98        15,617,538.31

16.    Prime Income Trust                                0.00                 0.00

17.    Heller Financial                                  0.00                 0.00

                                               TRANCHE A            TRANCHE B            TRANCHE C            TRANCHE D
                                               TERM LOAN            TERM LOAN            TERM LOAN            TERM LOAN
                 LENDER                       COMMITMENT           COMMITMENT            COMMITMENT           COMMITMENT

18.    The Sakura Bank, Ltd.                           0.00         15,403,606.75         4,108,957.77         5,000,000.00

19.    Credit Lyonnais New York Branch                 0.00                  0.00                 0.00                 0.00
20.    Pilgrim Prime Rate Trust                        0.00                  0.00                 0.00        25,000,000.00

21.    Societe Generale                                0.00                  0.00                 0.00                 0.00

22.    The Sumitomo Bank, Limited, New
       York Branch                                     0.00                  0.00                 0.00                 0.00

23.    Van Kampen Merritt Prime Rate
       Income Trust                           32,102,537.64                  0.00                 0.00        35,000,000.00

24.    Eaton Vance Prime Rate Reserves        14,816,555.84                  0.00                 0.00        10,000,000.00

25.    Prospect Street Senior Loan
       Management Co., Inc.                            0.00                  0.00        10,683,290.21                 0.00

26.    Protective Life Insurance
       Company                                         0.00                  0.00                 0.00        15,000,000.00

27.    United States National Bank
       of Oregon                                       0.00                  0.00        12,326,873.31                 0.00

28.    Credito Italiano-New York Branch                0.00                  0.00                 0.00                 0.00

29.    The Hokkaido Takushoku Bank,
       Ltd.-New York Branch                            0.00                  0.00         8,217,915.54                 0.00

30.    The Sumitomo Trust & Banking
       Co., Ltd.-New York Branch                       0.00                  0.00         8,217,915.54        10,000,000.00

31.    ORIX USA Corporation                    4,938,851.95                  0.00                 0.00                 0.00

32.    Banca Commerciale Italiana                      0.00                  0.00                 0.00                 0.00

33.    Crescent Capital Corp.                 12,347,129.86                  0.00                 0.00                 0.00

34.    Falcon 94, Limited                     10,000,000.00                  0.00                 0.00                 0.00

35.    ROSA                                   38,523,045.17                  0.00                 0.00                 0.00

36.    ROSA II                                10,865,474.28                  0.00                 0.00                 0.00

                                               PERIODIC             REVOLVING
                                              ACCESS LOAN            CREDIT
                 LENDER                       COMMITMENT           COMMITMENT

18.    The Sakura Bank, Ltd.                           0.00                 0.00

19.    Credit Lyonnais New York Branch         8,856,765.37        13,014,616.87
20.    Pilgrim Prime Rate Trust                        0.00                 0.00

21.    Societe Generale                        8,856,765.32        13,014,616.87

22.    The Sumitomo Bank, Limited, New
       York Branch                            11,513,796.53         4,834,000.00

23.    Van Kampen Merritt Prime Rate
       Income Trust                                    0.00                 0.00

24.    Eaton Vance Prime Rate Reserves                 0.00                 0.00

25.    Prospect Street Senior Loan
       Management Co., Inc.                            0.00                 0.00

26.    Protective Life Insurance
       Company                                         0.00                 0.00

27.    United States National Bank
       of Oregon                                       0.00                 0.00

28.    Credito Italiano-New York Branch        3,542,706.91         5,205,845.78

29.    The Hokkaido Takushoku Bank,
       Ltd.-New York Branch                            0.00                 0.00

30.    The Sumitomo Trust & Banking
       Co., Ltd.-New York Branch                       0.00                 0.00

31.    ORIX USA Corporation                            0.00                 0.00

32.    Banca Commerciale Italiana              3,542,706.91         5,205,845.78

33.    Crescent Capital Corp.                          0.00                 0.00

34.    Falcon 94, Limited                              0.00                 0.00

35.    ROSA                                            0.00                 0.00

36.    ROSA II                                         0.00                 0.00

                                                                           3

                                               TRANCHE A            TRANCHE B            TRANCHE C            TRANCHE D
                                               TERM LOAN            TERM LOAN            TERM LOAN            TERM LOAN
                 LENDER                       COMMITMENT           COMMITMENT            COMMITMENT           COMMITMENT

37.    Senior Strategic Income Fund,
       Inc.                                    4,938,851.95                  0.00                 0.00                 0.00

38.    Strata Funding Limited                  9,694,259.73                  0.00                 0.00                 0.00

39.    The Travelers Insurance Company         4,938,851.95                  0.00        12,147,901.90        20,000,000.00

40.    Dresdner Bank AG                                0.00          3,520,824.41                 0.00                 0.00

41.    The Fuji Bank Limited                           0.00          6,161,442.70                 0.00                 0.00

42.    Lehman Commercial Paper Inc.                    0.00         26,655,298.06                 0.00                 0.00

43.    Keyport Life Insurance Company                  0.00                  0.00         6,260,016.90                 0.00

44.    The Bank of New York                            0.00                  0.00                 0.00                 0.00

45.    Banque Indosuez                                 0.00                  0.00                 0.00                 0.00

46.    Mitsubishi Trust and Banking                    0.00                  0.00                 0.00                 0.00

47.    Morgan Guaranty Trust Co.                       0.00                  0.00                 0.00                 0.00

48.    Pearl Street, L.P.                              0.00                  0.00                 0.00                 0.00

49.    The Long-Term Credit Bank of
       Japan (Deutschland) AG                          0.00          4,313,009.89                 0.00                 0.00

50.    Credit Suisse                                   0.00                  0.00                 0.00        10,000,000.00

51.    Northwestern Mutual Life
       Insurance                                       0.00                  0.00                 0.00        10,000,000.00
                                             ---------------      ---------------       ---------------      ---------------

                          Total             $222,248,337.55       $123,228,854.02       $82,179,155.41      $325,000,000.00

                                              PERIODIC             REVOLVING
                                             ACCESS LOAN            CREDIT
                 LENDER                      COMMITMENT           COMMITMENT

37.    Senior Strategic Income Fund,
       Inc.                                           0.00                 0.00

38.    Strata Funding Limited                         0.00                 0.00

39.    The Travelers Insurance Company                0.00                 0.00

40.    Dresdner Bank AG                               0.00                 0.00

41.    The Fuji Bank Limited                          0.00                 0.00

42.    Lehman Commercial Paper Inc.                   0.00                 0.00

43.    Keyport Life Insurance Company                 0.00                 0.00

44.    The Bank of New York                   4,317,673.70         9,668,000.00

45.    Banque Indosuez                        3,837,932.17         4,834,000.00

46.    Mitsubishi Trust and Banking           8,635,347.40         4,834,000.00

47.    Morgan Guaranty Trust Co.              4,049,477.40         5,950,522.60

48.    Pearl Street, L.P.                     5,000,000.00         5,000,000.00

49.    The Long-Term Credit Bank of
       Japan (Deutschland) AG                         0.00                 0.00

50.    Credit Suisse                                  0.00                 0.00

51.    Northwestern Mutual Life
       Insurance                                      0.00                 0.00
                                            ---------------      ---------------

                          Total            $172,706,947.91      $241,699,999.96

                                    Addendum
                                       to
                                Schedule 3.12(b)

          The "Principal Properties" of ASI and Restricted Subsidiaries which are subject to mortgages in favor of the collateral trustee under the Collateral Trust Agreement are the facilities of ASI located as set forth below:

          1.   South Zero Street, Fort Smith AR
          2.   101 Williams, Pueblo CO
          3.   7610 Industrial Way, Macon GA
          4.   1500 Mercer Road, Lexington KY
          5.   1541 South 7th Street, Louisville KY
          6.   Highway 23 South, Paintsville KY
          7.   2231 East State Street, Trenton NJ
          8.   240 Princeton Avenue, Trenton NJ
          9.   4500 Morris Field Drive, Charlotte NC
          10.  605 South Ellsworth Avenue, Salem OH
          11.  324 Fourth Avenue, Tiffin OH
          12.  Clarksville, TN
          13.  6200 Troup Highway, Tyler TX
          14.  La Crosse WI